As filed with the Securities and Exchange Commission on April 22, 1996


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549

                              ---------------------

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                  April 18, 1996


             Exact name of Registrant as specified
Commission   in its charter, address of principal   State of        I.R.S. Employer
File No.     executive offices, telephone number    Incorporation   Identification No.


1-8349       FLORIDA PROGRESS CORPORATION           Florida         59-2147112
             One Progress Plaza
             St. Petersburg, Florida 33701
             Telephone (813) 824-6400

1-3274       FLORIDA POWER CORPORATION              Florida         59-0247770
             3201 34th Street South
             St. Petersburg, Florida 33711
             Telephone (813) 866-5151

The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


         In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended March 31, 1996:

         Florida Progress issued a news release dated April 18, 1996 and a related Investor Information report of even date therewith reporting first quarter 1996 earnings. Copies of the news release and report are being filed herewith as Exhibits 99.(a) and 99.(b), respectively.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)         Description of Exhibit

      99.(a) Florida Progress Corporation News Release dated April 18, 1996 regarding first quarter 1996 earnings.

      99.(b) Florida Progress Corporation Investor Information Report dated April 18, 1996.



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

                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FLORIDA PROGRESS CORPORATION

                                         FLORIDA POWER CORPORATION

                                             /s/ James V. Smallwood
                                         By:____________________________
                                                 James V. Smallwood
                                            Vice President and Treasurer
                                                 of each Registrant



Date:  April 18, 1996



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

                               EXHIBIT INDEX



Exhibit No.    Description of Exhibit

99.(a) Florida Progress Corporation News Release dated April 18, 1996 regarding first quarter 1996 earnings.

99.(b) Florida Progress Corporation Investor Information Report dated April 18, 1996.





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